NEWS RELEASE
For Immediate Release

CNT REPORTS THIRD QUARTER RESULTS

Revenue Up 15% Sequentially
Significantly Improved Operating Results Prior to Charges

MINNEAPOLIS, MN. November 22, 2004 — CNT (NASDAQ: CMNT), the global expert in storage networking solutions, today reported financial results for the third quarter ended October 31, 2004. Revenue totaled $89.0 million, compared to $97.3 million in the third quarter of 2003. Revenue of $89.0 million represents a 15% sequential increase from $77.2 million in the second quarter of 2004. Revenue and operating results for the third quarter and nine months of 2004 and 2003 include the acquisition of Inrange Technologies on May 5, 2003.

On the basis of generally accepted accounting principles (GAAP), the company reported a net loss for the third quarter of 2004 of $90.3 million, or $3.19 per share, compared to a net profit of $237,000, or $.01 per share, in the third quarter of 2003. On a pro forma basis, the company reported a net profit of $216,000, or $.01 per share in the third quarter, compared to a net profit of $2.3 million, or $.08 per share, in the year-ago quarter. Pro forma results for the third quarter of 2004 exclude non-cash charges for intangible assets and goodwill impairment of $12.1 million and $73.3 million, respectively, along with severance and facility closure costs of $3.9 million related to cost reduction actions. Pro forma results for the third quarter of 2004 and 2003 exclude intangible amortization related to our acquisition of Inrange of $983,000 and $1.7 million, respectively, and discontinued operations and non-cash stock compensation expenses of $196,000 and $108,000 respectively. Pro forma results for the third quarter of 2003 exclude $1.3 million of integration charges related to our acquisition of Inrange.

CNT Corporation

6000 Nathan Lane North Minneapolis, Minnesota 55442
Tel: U.S. 800-638-8324 International 763-268-6000 Fax: 763-268-6800

Pro forma net results for the third quarter of 2004 and 2003 include income taxes at a 34% effective rate, compared to GAAP tax rates for the third quarter of 2004 and 2003 of less than negative 1% and 18%, respectively. A reconciliation of GAAP to pro forma results for the third quarter and first nine months of 2004 and 2003 can be found in the attached schedules.

“Our new UltraNet Multi-Service director (UMD) has seen significant success in the Fibre Channel and FICON director market in its first two months of availability. Designed to enable key customer IT strategies such as infrastructure simplification, tiered storage, and information lifecycle management (ILM), the UMD provides the unmatched scalability and reliability demanded by enterprise customers. This fourth generation director builds on our strength in scalable and highly available Fibre Channel and FICON environments with up to 256 non-blocking ports and 5 terabits per second overall throughput. It is the only director on the market that can match the scale offered by new server and storage systems from all the major vendors,” commented Tom Hudson, CNT’s president, chairmen and CEO.

“On November 9th, we announced an OEM agreement with IBM for the sale and worldwide distribution of the UMD. As part of this agreement, IBM will resell the UMD products under the TotalStorage brand, making it easier for customers to acquire the UMD, and get support and service from IBM on a global basis. CNT’s direct field force will be selling this product as well. Both mainframe and open system customers will be provided with more affordable, easier-to-use and easier-to-manage IBM TotalStorage solutions. It provides customers with significant growth options and the best investment protection, with a scalable and flexible storage networking infrastructure platform for their current and future storage networking requirements,” added Hudson.

“Our partners and resellers have recognized that the UMD is an important offering across all director markets, including midrange and smaller enterprise accounts, and open systems environments, as well as large FICON zSeries installations where CNT’s previous generation SAN director, the FC/9000, also demonstrated market leadership. Because of this broad, across-the-board customer interest, the UMD has already found a home in many CNT’s existing as well as new accounts, in a variety of industries worldwide,” added Hudson.

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“During the quarter, we completed a number of actions to reduce our quarterly expenses, primarily reductions in the levels of employees and consultants, along with other discretionary expense reductions. These actions were necessary to respond to changes in the IT spending environment for large-scale ESCON projects, coupled with slower than planned growth in the storage extension market. These actions have resulted in a $3.9 million charge in the third quarter for severance benefits and facility closure costs. We have also completed an analysis to determine whether or not our goodwill and long-lived assets, primarily resulting from our acquisition of Inrange in May 2003, are impaired. Our analysis has resulted in non-cash charges in the third quarter for impairment of developed technology, trademarks and goodwill of $11.2 million, $911,000 and $73.3 million, respectively,” added Greg Barnum, CNT’s vice president of finance and CFO.

Conference Call Information
 CNT will conduct a webcast and conference call for analysts and investors beginning at 4:30 pm Central Standard Time, 5:30 pm Eastern Standard Time on November 22, 2004. The webcast is available through CNT’s web site at http://www.cnt.com/cnt/financials/. To participate via telephone, dial 415-537-1986 and ask for the CNT Third Quarter Earnings Call. A one-week webcast replay will be available at http://www.cnt.com/cnt/financials/. A two-day telephone replay will be available at 800-633-8284 or 402-977-9140; enter 21213648# at the reservation number prompt.

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About CNT
 CNT is the expert in today’s most cost-effective and reliable storage networking solutions. For over 20 years, businesses around the world have depended on us to improve business efficiency, increase data availability and manage their business-critical information. CNT applies its technology, products and expertise in open storage networking architecture and business continuity to help companies build end-to-end solutions consisting of analysis, planning and design, multi-vendor integration, implementation and ongoing remote management of the SAN or storage infrastructure. For more information, visit CNT’s web site at http://www.cnt.com or call 763-268-6000.

All brand names and product names are trademarks or registered trademarks of their respective companies.

For Additional Information, Contact:
Greg Barnum, VP of finance & CFO	Jennifer Weidauer, CNT Public Relations
763-268-6110; greg_barnum@cnt.com	763-268-8367; jennifer_weidauer@cnt.com

Certain statements in this press release and in documents we have filed with the Securities and Exchange Commission, and oral statements made by or with the approval of our executive officers contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about our anticipated receipt of orders and their impact on quarterly sales, business strategy, expectations regarding future revenue levels, timing of and plans for the introduction or phase-out of products or services, enhancements of existing products or services, plans for hiring additional personnel, entering into strategic partnerships, and other plans, objectives, expectations and intentions that are not historical fact.

The words “may,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential” or “continue” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of certain risk factors, including but not limited to (i) competitive factors, including pricing pressures, (ii) variability in quarterly sales, (iii) economic trends in various geographic markets, including changes in IT spending levels; (iv) relationships with our strategic partners; (v) unanticipated risks associated with introducing new products and features; (vi) technological change affecting our products (vii) adverse judgments in present and future litigation; (viii) our ability to maintain market acceptance of our products; (ix) our ability to anticipate end user needs; (x) dependence on sole source and limited source suppliers (xi) our ability to retain and attract key personnel; (xii) the existence of undetected errors in our products; (xiii) our ability to protect our intellectual property and defend against infringement claims; (xiv) variability in gross profit caused by sales mix and other factors (xv) receipt of anticipated orders; (xvi) actual expenses meeting anticipated levels, and (xvii) other events and other important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

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CNT

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended		Nine months ended
	October 31,		October 31,
	2004	2003	2004	2003
Revenue:
Product sales	$56,773	$65,871	$165,013	$163,764
Service fees	32,179	31,462	97,340	80,778

Total revenue	88,952	97,333	262,353	244,542

Cost of revenue:
Cost of product sales	33,513	37,023	97,840	97,901
Impairment - developed technology	11,198	—	11,198	—
Cost of service fees	18,654	18,413	58,472	46,884

Total cost of revenue	63,365	55,436	167,510	144,785

Gross profit	25,587	41,897	94,843	99,757

Operating Expenses:
Sales and marketing	23,757	24,114	71,053	62,950
Engineering and development	13,386	12,229	40,443	30,174
General and administrative	3,871	4,182	11,967	12,005
Impairment - trademark	911	—	911	—
Impairment - goodwill	73,317	—	73,317	—
In-process research and development charge	—	—	—	19,706

Total operating expenses	115,242	40,525	197,691	124,835

Income (loss) from operations	(89,655)	1,372	(102,848)	(25,078)

Other income (expense):
Net gain on sale of marketable securities	—	—	—	747
Other, net	(505)	(844)	(2,076)	(1,610)

Other income (expense), net	(505)	(844)	(2,076)	(863)

Income (loss) before income taxes	(90,160)	528	(104,924)	(25,941)

(Provision) benefit for income taxes	(191)	97	(1,379)	(901)

Income (loss) from continuing operations	(90,351)	625	(106,303)	(26,842)

Discontinued operations, net of tax	25	(388)	(688)	(825)

Net income (loss)	$(90,326)	$237	$(106,991)	$(27,667)

Basic income (loss) per share:
Continuing operations	$(3.19)	$0.02	$(3.82)	$(0.99)

Discontinued operations	$0.00	$(0.01)	$(0.02)	$(0.03)

Net income (loss)	$(3.19)	$0.01	$(3.85)	$(1.02)

Shares	28,309	27,193	27,800	27,047

Diluted income (loss) per share:
Continuing operations	$(3.19)	$0.02	$(3.82)	$(0.99)

Discontinued operations	$0.00	$(0.01)	$(0.02)	$(0.03)

Net income (loss)	$(3.19)	$0.01	$(3.85)	$(1.02)

Shares	28,309	28,750	27,800	27,047

CNT

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	October 31,
	2004	January 31,
	(unaudited)	2004
Assets
Current assets:
Cash and cash equivalents	$40,652	$75,267
Marketable securities	17,272	2,219
Receivables, net	62,995	99,815
Inventories	37,775	29,976
Other current assets	4,435	4,400

Total current assets	163,129	211,677

Property and equipment, net	42,254	40,313
Field support spares, net	10,651	11,951
Goodwill	31,769	105,203
Other intangibles, net	16,610	33,225
Deferred tax asset	288	872
Other assets	12,236	9,140

	$276,937	$412,381

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$35,668	$47,696
Accrued liabilities	32,569	43,733
Deferred revenue	34,864	47,058
Current installments of obligations under capital lease	2,516	1,619

Total current liabilities	105,617	140,106

Convertible subordinated debt	124,350	125,000
Obligations under capital lease, less current installments	5,391	4,468

Total liabilities	235,358	269,574

Shareholders’ equity:
Preferred Stock	—	—
Common stock, $.01 par value; authorized 100,000 shares, issued and outstanding 28,701 at October 31, 2004 and 27,501 at January 31, 2004	287	275
Additional paid-in capital	194,880	187,652
Unearned compensation	(2,395)	(319)
Accumulated deficit	(153,990)	(46,999)
Accumulated other comprehensive income	2,797	2,198

Total shareholders’ equity	41,579	142,807

	$276,937	$412,381

CNT

CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended		Nine months ended
	October 31,		October 31,
	2004	2003	2004	2003
Revenue:
Product sales	$56,773	$65,871	$165,013	$163,764
Service fees	32,179	31,462	97,340	80,778

Total revenue	88,952	97,333	262,353	244,542

Cost of revenue:
Cost of product sales	33,087	35,968	95,303	93,568
Cost of service fees	17,107	18,102	56,819	46,212

Total cost of revenue	50,194	54,070	152,122	139,780

Gross profit	38,758	43,263	110,231	104,762

Operating Expenses:
Sales and marketing	21,924	22,916	67,602	59,712
Engineering and development	12,718	12,107	39,649	29,626
General and administrative	3,283	3,846	10,997	10,484

Total operating expenses	37,925	38,869	118,248	99,822

Income (loss) from operations	833	4,394	(8,017)	4,940

Other income (expense), net	(505)	(844)	(2,076)	(863)

Income (loss) before income taxes	328	3,550	(10,093)	4,077
(Provision) benefit for income taxes	(112)	(1,207)	3,432	(1,386)

Net income (loss)	$216	$2,343	$(6,661)	$2,691

Basic income (loss) per share:
Net income (loss)	$0.01	0.09	$(0.24)	$0.10

Shares	28,309	27,193	27,800	27,047

Diluted income (loss) per share:
Net income (loss)	$0.01	$0.08	$(0.24)	$0.10

Shares	28,716	28,750	27,800	28,129

CNT

CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended				Three months ended
	October 31, 2004				October 31, 2003
			Pro Forma				Pro Forma
	As Reported		Adjustments	Pro forma	As Reported		Adjustments	Pro forma
Revenue:
Product sales	$56,773		$—	$56,773	$65,871		$—	$65,871
Service fees	32,179		—	32,179	31,462		—	31,462

Total revenue	88,952		—	88,952	97,333		—	97,333

Cost of revenue:
Cost of product sales	33,513	(1)	(426)	33,087	37,023	(9)	(1,055)	35,968
Impairment - developed technology	11,198	(6)	(11,198)	—	—		—	—
Cost of service fees	18,654	(2)	(1,547)	17,107	18,413	(10)	(311)	18,102

Total cost of revenue	63,365		(13,171)	50,194	55,436		(1,366)	54,070

Gross profit	25,587		13,171	38,758	41,897		1,366	43,263

Operating expenses:
Sales and marketing	23,757	(3)	(1,833)	21,924	24,114	(11)	(1,198)	22,916
Engineering and development	13,386	(4)	(668)	12,718	12,229	(12)	(122)	12,107
General and administrative	3,871	(5)	(588)	3,283	4,182	(13)	(336)	3,846
Impairment - trademark	911	(6)	(911)	—	—		—	—
Impairment - goodwill	73,317	(6)	(73,317)	—	—		—	—

Total operating expenses	115,242		(77,317)	37,925	40,525		(1,656)	38,869

Income (loss) from operations	(89,655)		90,488	833	1,372		3,022	4,394

Other income (expense), net	(505)		—	(505)	(844)		—	(844)

Income (loss) before income taxes	(90,160)		90,488	328	528		3,022	3,550
(Provision) benefit for income taxes	(191	) (7)	79	(112)	97	(7)	(1,304)	(1,207)

Income (loss) from continuing operations	(90,351)		90,567	216	625		1,718	2,343

Discontinued operations, net of tax	25	(8)	(25)	—	(388	) (8)	388	—

Net income (loss)	$(90,326)		$90,542	$216	$237		$2,106	$2,343

	Three months ended			Three months ended
	October 31, 2004			October 31, 2003
		Pro Forma			Pro Forma
	As Reported	Adjustments	Pro forma	As Reported	Adjustments	Pro forma
Basic income (loss) per share:
Continuing operations	$(3.19)	$3.20	$0.01	$0.02	$0.06	$0.09

Discontinued operations	$0.00	$(0.00)	$—	$(0.01)	$0.01	$—

Net income (loss)	$(3.19)	$3.20	$0.01	$0.01	$0.08	$0.09

Shares	28,309	28,309	28,309	27,193	27,193	27,193

Diluted income (loss) per share:
Continuing operations	$(3.19)	$3.15	$0.01	$0.02	$0.06	$0.08

Discontinued operations	$0.00	$(0.00)	$—	$(0.01)	$0.01	$—

Net income (loss)	$(3.19)	$3.15	$0.01	$0.01	$0.07	$0.08

Shares	28,309	28,716	28,716	28,750	28,750	28,750

(1)	Amortization expense related to developed technology.

(2)	Severance charges of $1,519, non-cash stock compensation expense of $28.

(3)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $557, severance charges of $1,195, and non-cash stock compensation expense of $81.

(4)	Severance charges of $619, non-cash stock compensation expense of $49.

(5)	Severance charges of $325, facility closure costs of $225, non-cash stock compensation expense of $38.

(6)	Impairment charges related to prior acquisitions.

(7)	Reflects income tax expense at a 34% effective rate.

(8)	Discontinued operations - ERP consulting practice.

(9)	Amortization expense related to developed technology of $1,055.

(10)	Integration costs related to the Inrange acquisition, primarily wages and severance of $266, non-cash stock compensation expense of $45.

(11)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $608, integration costs related to the Inrange acquistion of $557, primarily wages and severance, non-cash stock compensation expense of $33.

(12)	Integration costs related to the Inrange acquisition, primarily wages and severance of $92, non-cash stock compensation expense of $30.

(13)	Integration costs related to the Inrange acquisition, primarily wages and severance.

CNT

CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Nine months ended				Nine months ended
	October 31, 2004				October 31, 2003
			Pro Forma				Pro Forma
	As Reported		Adjustments	Pro forma	As Reported		Adjustments	Pro forma
Revenue:
Product sales	$165,013		$—	$165,013	$163,764		$—	$163,764
Service fees	97,340		—	97,340	80,778		—	80,778

Total revenue	262,353		—	262,353	244,542		—	244,542

Cost of revenue:
Cost of product sales	97,840	(1)	(2,537)	95,303	97,901	(9)	(4,333)	93,568
Impairment - developed technology	11,198	(6)	(11,198)	—	—		—	—
Cost of service fees	58,472	(2)	(1,653)	56,819	46,884	(10)	(672)	46,212

Total cost of revenue	167,510		(15,388)	152,122	144,785		(5,005)	139,780

Gross profit	94,843		15,388	110,231	99,757		5,005	104,762

Operating expenses:
Sales and marketing	71,053	(3)	(3,451)	67,602	62,950	(11)	(3,238)	59,712
Engineering and development	40,443	(4)	(794)	39,649	30,174	(12)	(548)	29,626
General and administrative	11,967	(5)	(970)	10,997	12,005	(13)	(1,521)	10,484
Impairment - trademark	911	(6)	(911)	—	—		—	—
Impairment - goodwill	73,317	(6)	(73,317)	—	—		—	—
In-process research and development charge	—		—	—	19,706	(14)	(19,706)	—

Total operating expenses	197,691		(79,443)	118,248	124,835		(25,013)	99,822

Income (loss) from operations	(102,848)		94,831	(8,017)	(25,078)		30,018	4,940

Other income (expense), net	(2,076)		—	(2,076)	(863)		—	(863)

Income (loss) before income taxes	(104,924)		94,831	(10,093)	(25,941)		30,018	4,077
(Provision) benefit for income taxes	(1,379	) (7)	4,811	3,432	(901	) (7)	(485)	(1,386)

Income (loss) from continuing operations	(106,303)		99,642	(6,661)	(26,842)		29,533	2,691

Discontinued operations, net of tax	(688	) (8)	688	—	(825	) (8)	825	—

Net income (loss)	$(106,991)		$100,330	$(6,661)	$(27,667)		$30,358	$2,691

	Nine months ended			Nine months ended
	October 31, 2004			October 31, 2003
		Pro Forma			Pro Forma
	As Reported	Adjustments	Pro forma	As Reported	Adjustments	Pro forma
Basic income (loss) per share:
Continuing operations	$(3.82)	$3.58	$(0.24)	$(0.99)	$1.09	$0.10

Discontinued operations	$(0.02)	$0.02	$—	$(0.03)	$0.03	$—

Net income (loss)	$(3.85)	$3.61	$(0.24)	$(1.02)	$1.12	$0.10

Shares	27,800	27,800	27,800	27,047	27,047	27,047

Diluted income (loss) per share:
Continuing operations	$(3.82)	$3.58	$(0.24)	$(0.99)	$1.05	$0.10

Discontinued operations	$(0.02)	$0.02	$—	$(0.03)	$0.03	$—

Net income (loss)	$(3.85)	$3.61	$(0.24)	$(1.02)	$1.08	$0.10

Shares	27,800	27,800	27,800	27,047	28,129	28,129

(1)	Amortization expense related to developed technology.

(2)	Severance charges of $1,519, non-cash stock compensation expense of $134.

(3)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $1,773, severance charges of $1,526, and non-cash stock compensation expense of $152.

(4)	Severance charges of $619, non-cash stock compensation expense of $175.

(5)	Severance charges of $325, facility closure costs of $225, non-cash stock compensation expense of $420.

(6)	Impairment charges related to prior acquisitions.

(7)	Reflects income tax expense at a 34% effective rate.

(8)	Discontinued operations - ERP consulting practice.

(9)	Integration charges of $2,223 related to Inrange acquisition, amortization expense related to developed technology of $2,110.

(10)	Integration costs related to the Inrange acquisition, primarily wages and severance of $390, earn-out from prior acquisition of $131, non-cash stock compensation expense of $151.

(11)	Amortization expense related to the customer list and trademarks from the Inrange acquisition of $1,216, integration costs related to the Inrange acquistion of $1,757, primarily wages and severance, plus earn-out from prior acquisition of $157, non-cash stock compensation expense of $108.

(12)	Integration costs related to the Inrange acquisition, primarily wages and severance of $435, non-cash stock compensation of $113.

(13)	Integration costs related to the Inrange acquistion, primarily wages and severance of $1,482, plus earn-out related to the Bi-Tech acquisition of $23, non-cash stock compensation of $16.

(14)	In process research and development related to the Inrange acquisition.